UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) July 5, 2007

                             OrganiTECH U.S.A. INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                 000-22151                     93-0969365
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(State or other jurisdiction      (Commission                  (IRS Employer
        of incorporation)         File Number)               Identification No.)

          Yoqneam Industrial Area, P.O. Box 700, Yoqneam 20692, Israel
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          (Address of principal executive offices)        (Zip Code)

        Registrant's telephone number, including area code 972-4-959-0515

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items

On July 2, 2007, the Registrant's shares of common stock par value $0.001 commenced trading on the NASD's over-the-counter Bulletin Board ("OTCBB") under the symbol "ORGT" (ORGT.OB). The Company's common stock was previously trading on the Pink Sheets.

CIBC World Markets filed form 15c2-11 with the National Association of Securities Dealers (NASD) and has been approved to act as the exclusive market-maker for the Registrant's stock for a period of 30 days. A 15c2-11demonstrates that the market-maker has undertaken due diligence for review and approval by the NASD. Once the 30 day period has expired other market-makers may file form 15c-211.

The information contained in this Current Report on Form 8-K contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements contained in this report and on such exhibit that are not historical in nature are considered to be forward-looking statements. They may include statements regarding our expectations, hopes, beliefs, estimates, intentions or strategies regarding the future. These may include statements that contain words such as "believe", "expect", " anticipate", "intend", estimate", "should", and similar expressions intended to connote future events and circumstances.

Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that actual results could differ materially from those described in the forward-looking statements. The forward-looking statements contained in this report and on such exhibit are made only as of the date hereof. We do not assume any obligation to update any of these forward-looking statements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                         OrganiTECH U.S.A., INC.
                                                         (Registrant)
Date  July 5, 2007

                                                         By: /s/ Yaron Shalem
                                                         --------------------
                                                         Yaron Shalem
                                                         Chief Financial Officer